UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2007 (November 15, 2007)

THE NASDAQ STOCK MARKET, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32651	52-1165937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 401-8700

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2007, The Nasdaq Stock Market, Inc. (“Nasdaq”) entered into a definitive agreement (the “OMX Transaction Agreement”) with Borse Dubai Limited (“Borse Dubai”) and BD Stockholm AB (the “Bidder”) regarding Nasdaq’s and Borse Dubai’s pending offers for OMX AB (publ) (“OMX”) and Borse Dubai’s investment in Nasdaq. On November 15, 2007, Nasdaq also entered into a definitive agreement (the “DIFX Transaction Agreement”) with Borse Dubai and Dubai International Financial Exchange (“DIFX”) regarding Nasdaq’s investment in DIFX.

OMX Transaction Agreement

Terms and Conditions

In the OMX Transaction Agreement, Nasdaq and Borse Dubai have each agreed not to open their respective offers for OMX for acceptances while they seek regulatory and shareholder approval for the transactions contemplated by the OMX Transaction Agreement and the DIFX Transaction Agreement (the “Transactions”). While the OMX Transaction Agreement is in effect, the offer by Borse Dubai (the “Borse Dubai Offer”) to acquire all of the outstanding shares of OMX (the “OMX Shares”) will open for acceptances upon the satisfaction or waiver of the following conditions, which we refer to as the Conditions, by the beneficiary of such conditions:

•

there being no material adverse effect with respect to DIFX and the accuracy of the representations and warranties of Borse Dubai and DIFX set forth in, the compliance by Borse Dubai and DIFX with the covenants contained in, and the receipt of certain regulatory approvals related to, the DIFX Transaction Agreement (with Nasdaq as the beneficiary), provided that a failure of this condition will not prevent the Borse Dubai Offer from opening for acceptances but would release Nasdaq from its obligations in respect of the transaction contemplated by the DIFX Transaction Agreement (the “DIFX Transaction”);

•	there being no material adverse effect in respect of OMX and the accuracy of certain information made public by OMX (with both Borse Dubai and Nasdaq as the beneficiaries);

•	there being no material adverse effect in respect of Nasdaq (with both Borse Dubai and Nasdaq as the beneficiaries);

•

the continued accuracy of all representations and warranties and compliance by the parties with their respective covenants (with Nasdaq being the beneficiary in respect of Borse Dubai’s representations, warranties and covenants and Borse Dubai being the beneficiary in respect of Nasdaq’s representations, warranties and covenants);

•

the receipt of regulatory and other approvals necessary to consummate the acquisition of OMX Shares and shares of Nasdaq’s common stock, par value $0.01 per share (the “Nasdaq Common Stock”), by Borse Dubai and OMX Shares by Nasdaq (with both Borse Dubai and Nasdaq as the beneficiaries);

•

there being no legal prohibition preventing the acquisition of OMX Shares and shares of Nasdaq Common Stock by Borse Dubai and OMX Shares by Nasdaq (with both Borse Dubai and Nasdaq as the beneficiaries); and

•	that no party has made a higher offer for OMX than the Borse Dubai Offer (with both Borse Dubai and Nasdaq as the beneficiaries).

Following the satisfaction of the Conditions, Nasdaq is obligated to withdraw its offer to acquire all of the outstanding OMX shares. Pursuant to the OMX Transaction Agreement, Nasdaq and Borse Dubai are obligated to cooperate in the conduct of their offers for OMX. The Transactions can be terminated if the Conditions have not been satisfied by February 15, 2008, or if the Borse Dubai Offer has not closed by April 15, 2008. Closing of the transactions contemplated by the OMX Transaction Agreement is also conditioned upon the satisfaction or waiver of the following conditions by the beneficiary of such conditions:

•

the covenants contained in, and the receipt of certain regulatory approvals related to, the DIFX Transaction Agreement (with Nasdaq as the beneficiary), provided that a failure of this condition will not prevent the Borse Dubai Offer from opening for acceptances but would release from Nasdaq from its obligations in respect of the DIFX Transaction;

•	the simultaneous closing of the DIFX Transaction (with Borse Dubai as the beneficiary);

•	there being no material adverse effect in respect of OMX and the accuracy of certain information made public by OMX (with both Borse Dubai and Nasdaq as the beneficiaries);

•	there being no material adverse effect in respect of Nasdaq (with both Borse Dubai and Nasdaq as the beneficiaries);

•

the continued accuracy of all representations and warranties and compliance by the parties with their respective covenants (with Nasdaq being the beneficiary in respect of Borse Dubai’s representations, warranties and covenants and Borse Dubai being the beneficiary in respect of Nasdaq’s representations, warranties and covenants);

•

there being no legal prohibition preventing the acquisition of OMX Shares and shares of Nasdaq Common Stock by Borse Dubai and OMX Shares by Nasdaq (with both Borse Dubai and Nasdaq as the beneficiaries); and

•	that no party has made a higher offer for OMX than the Borse Dubai Offer (with both Borse Dubai and Nasdaq as the beneficiaries).

The condition of the Borse Dubai Offer pertaining to the minimal level of acceptances has been reduced to more than 50% of the outstanding OMX Shares. However, Nasdaq is permitted to terminate its agreements with Borse Dubai if less than 67% of the outstanding OMX Shares are tendered into the Borse Dubai Offer and delivered by Borse Dubai to Nasdaq.

Following the closing of the Borse Dubai Offer, Borse Dubai is obligated to cause its subsidiary currently holding agreements with various counter-parties pursuant to which Borse Dubai has the option to purchase 24.2% of OMX’s share capital (the “Borse Dubai Option Agreements”) to exercise all of these agreements. Thereafter, Borse Dubai is required to sell, and to cause any of its subsidiaries to sell, to Nasdaq all OMX Shares then owned by Borse Dubai and any of its subsidiaries, however acquired. Concurrent with Borse Dubai’s delivery of OMX Shares, Nasdaq will pay to Borse Dubai up to SEK 12,582,952,392 in cash and deliver approximately 42 million shares of Nasdaq Common Stock (the exact number of shares will be equal to 19.99% of Nasdaq’s fully-diluted outstanding stock as of such date). The amount of cash delivered by Nasdaq will be reduced by SEK 265 for each issued and outstanding OMX Share as of such date not delivered to Nasdaq by Borse Dubai.

As additional consideration for the delivery of shares of OMX to Nasdaq by Borse Dubai, Nasdaq shall deliver approximately 18 million shares of its common stock to be deposited in a trust (the “Trust”) for the benefit of Borse Dubai and to be managed by an independent trustee. In total, 60,561,515 shares of Nasdaq Common Stock will be issued to Borse Dubai and the Trust.

The parties have agreed to use reasonable best efforts to secure regulatory approvals for the transactions contemplated by the OMX Transaction Agreement, except that Borse Dubai will not be required to accept any condition imposed by any regulator that Borse Dubai, in its reasonable judgment, deems materially adverse to its investment in Nasdaq, including any condition that would prevent Borse Dubai from obtaining equity accounting treatment for its investment in Nasdaq, but after Borse Dubai takes into account possible alternative arrangements that the parties agree to negotiate in good faith.

Representations and Warranties

The OMX Transaction Agreement contains representations and warranties the parties made to each other. The assertions embodied in those representations and warranties were made solely for purposes of the OMX Transaction Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the OMX Transaction Agreement. Moreover, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

In the OMX Transaction Agreement, Nasdaq makes a number of representations and warranties to Borse Dubai and the Bidder, including with respect to the matters set forth below:

•	corporate existence and power;

•	corporate authorization and enforceability;

•	governmental authorization;

•	noncontravention;

•	Section 203 of the Delaware General Corporation Law, which we refer to as the DGCL;

•	capitalization;

•	subsidiaries;

•	SEC reports and financial statements;

•	absence of certain changes;

•	legal proceedings and violations of law;

•	intellectual property;

•	employee benefits;

•	taxes;

•	financing;

•	no brokers or finders;

•	Nasdaq is not an “Investment Company”;

•	general solicitation and no integration; and

•	documentation.

In the OMX Transaction Agreement, Borse Dubai and the Bidder make a number of representations and warranties to Nasdaq, including with respect to the matters set forth below:

•	private placement;

•	corporate existence and power;

•	authority;

•	governmental authorization;

•	noncontravention;

•	limited purpose of the Bidder and option holder;

•	ownership of the OMX Shares;

•	options;

•	financing;

•	documentation; and

•	no brokers or finders.

Indemnification

Nasdaq has agreed to indemnify and hold harmless Borse Dubai and the Bidder and their respective directors, trustees, members, partners, officers, agents and employees from and against any losses, claims, damages, expenses and liabilities, resulting from:

•

any breach of any representation or warranty made by Nasdaq in the OMX Transaction Agreement, the registration rights agreement to be entered into among Nasdaq, Borse Dubai and the Trust on the closing date of the Transactions (the “Registration Rights Agreement”), the stockholders’ agreement to be entered into among Nasdaq, Borse Dubai and the Trust on the closing date of the Transactions (the “Nasdaq Stockholders’ Agreement”) or the trust agreement to be entered into among Nasdaq, Borse Dubai and the Trust on the closing date of the Transactions (the “Trust Agreement); and

•	any breach of any covenant made or to be performed by Nasdaq under the OMX Transaction Agreement, the Registration Rights Agreement, the Nasdaq Stockholders’ Agreement or the Trust Agreement.

Borse Dubai and the Bidder will not be entitled to indemnification with respect to breaches of representations and warranties (other than those regarding corporate existence and power, corporate authorization and enforceability, Section 203 of the DGCL, capitalization, Nasdaq not being an investment company and general solicitation and no integration) unless the aggregate amount of damages incurred by such party for which indemnification is available exceeds an amount equal to $29,000,000. The aggregate amount of Nasdaq’s liability for indemnification with respect to breaches of representations and warranties (other than those regarding corporate existence and power, corporate authorization and enforceability, Section 203 of the DGCL, capitalization, Nasdaq not being an investment company and general solicitation and no integration) will not exceed $2,900,000,000.

Borse Dubai and the Bidder’s right to make claims for indemnification with respect to breaches of representations and warranties (other than those regarding corporate existence and power, corporate authorization and enforceability, Section 203 of the DGCL, capitalization, Nasdaq not being an investment company and general solicitation and no integration) will survive for a period of 12 months following the closing, and with respect to breaches of the representations and warranties specified in the previous clause, will survive indefinitely.

Borse Dubai and the Bidder have agreed, jointly and severally, to indemnify and hold harmless Nasdaq and its directors, trustees, members, partners, officers, agents and employees from and against any losses, claims, damages, expenses and liabilities, resulting from:

•

any breach of any representation or warranty made by Borse Dubai or the Bidder in the OMX Transaction Agreement, the Registration Rights Agreement, the Nasdaq Stockholders’ Agreement or the Trust Agreement; and

•

any breach of any covenant made or to be performed by Borse Dubai or the Bidder under the OMX Transaction Agreement, the Registration Rights Agreement, the Nasdaq Stockholders’ Agreement or the Trust Agreement.

Nasdaq will not be entitled to indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power, authority and ownership of the OMX Shares) unless the aggregate amount of damages incurred by such party for which indemnification is available exceeds an amount equal to $29,000,000. The aggregate amount of Borse Dubai and the Bidder’s liability for indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power, authority and ownership of the OMX Shares) will not exceed $2,900,000,000.

Nasdaq’s right to make claims for indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power, authority and ownership of the OMX Shares) will survive for a period of 12 months following the closing, and with respect to breaches of the representations and warranties specified in the previous clause will survive indefinitely.

DIFX Transaction Agreement

Terms and Conditions

Pursuant to, and at the closing of, the DIFX Transaction Agreement, in exchange for $50 million, Nasdaq will acquire 33 1/3% of the outstanding equity of DIFX.

The following are conditions to the closing of the DIFX Transaction Agreement:

•	The transactions contemplated by the OMX Transaction Agreement shall occur simultaneously (being a closing condition of all parties);

•

DIFX shall have received the prior written consent of the Dubai Financial Services Authority approving the transactions contemplated by the DIFX Transaction Agreement (being a closing condition of all parties);

•	No material adverse effect with respect to DIFX shall have occurred and be existing (being a closing condition of all parties);

•

No restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the DIFX Transaction Agreement shall be in effect (being a closing condition of all parties);

•

Accuracy of Nasdaq’s representations and warranties, performance by Nasdaq of its covenants, delivery by Nasdaq of a certificate regarding those conditions and delivery by Nasdaq of signed copies of the stockholders’ agreement among Nasdaq, Borse Dubai and DIFX (the “DIFX Stockholders’ Agreement”), the trademark license agreement between Nasdaq and DIFX (the “Trademark License Agreement”) and the technology license and marketing agreement between Nasdaq and DIFX (the “Technology License and Marketing Agreement”) (being a closing condition of Borse Dubai and DIFX); and

•

Accuracy of Borse Dubai’s and DIFX’s representations and warranties, performance by each of Borse Dubai and DIFX of its covenants, delivery by each of Borse Dubai and DIFX of a certificate regarding those conditions and delivery by the parties of signed copies of the DIFX Stockholders’ Agreement, the Trademark License Agreement and the Technology License and Marketing Agreement (being a closing condition of Nasdaq).

Representations and Warranties

The DIFX Transaction Agreement contains representations and warranties the parties made to each other. The assertions embodied in those representations and warranties were made solely for purposes of the DIFX Transaction Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the DIFX Transaction Agreement. Moreover, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

In the DIFX Transaction Agreement, DIFX and Borse Dubai make a number of representations and warranties to Nasdaq, including with respect to the matters set forth below:

•	corporate authorization and enforceability;

•	governmental authorization;

•	noncontravention;

•	capitalization;

•	financial statements;

•	absence of certain changes;

•	legal proceedings and violations of law;

•	intellectual property;

•	employee benefits;

•	taxes;

•	no brokers or finders;

•	DIFX is not an “Investment Company”;

•	general solicitation and no integration;

•	constitutional documents;

•	licenses and consents;

•	insolvency;

•	IT systems;

•	important contracts; and

•	disclosure.

In the DIFX Transaction Agreement, Nasdaq makes a number of representations and warranties to Borse Dubai and DIFX, including with respect to the matters set forth below:

•	private placement;

•	corporate existence and power;

•	authority;

•	governmental authorization;

•	noncontravention;

•	financing; and

•	no brokers or finders.

Indemnification

Borse Dubai and DIFX have agreed, jointly and severally, to indemnify and hold harmless Nasdaq and its directors, trustees, members, partners, officers, agents and employees from and against any losses, claims, damages, expenses and liabilities, resulting from:

•	any breach of any representation or warranty made by Borse Dubai or DIFX in the DIFX Stockholders’ Agreement, the Trademark License Agreement and the Technology License and Marketing Agreement; and

•	any breach of any covenant made or to be performed by Borse Dubai or DIFX under the DIFX Stockholders’ Agreement, the Trademark License Agreement and the Technology License and Marketing Agreement.

Nasdaq will not be entitled to indemnification with respect to breaches of representations and warranties (other than those regarding corporate authorization and enforceability, capitalization, DIFX not being an investment company and general solicitation and no integration) unless the aggregate amount of damages incurred by such party for which indemnification is available exceeds an amount equal to

$1,800,000. The aggregate amount of Borse Dubai and DIFX’s liability for indemnification with respect to breaches of representations and warranties (other than those regarding corporate authorization and enforceability, capitalization, DIFX not being an investment company and general solicitation and no integration) will not exceed $180,000,000.

Nasdaq’s right to make claims for indemnification with respect to breaches of representations and warranties (other than those regarding corporate authorization and enforceability, capitalization, DIFX not being an investment company and general solicitation and no integration) will survive for a period of 12 months following the closing, and with respect to breaches of the representations and warranties specified in the previous clause will survive indefinitely.

Nasdaq has agreed to indemnify and hold harmless Borse Dubai and DIFX and their respective directors, trustees, members, partners, officers, agents and employees from and against any losses, claims, damages, expenses and liabilities, resulting from:

•	any breach of any representation or warranty made by Nasdaq in the DIFX Stockholders’ Agreement, the Trademark License Agreement and the Technology License and Marketing Agreement; and

•	any breach of any covenant made or to be performed by Nasdaq under the DIFX Stockholders’ Agreement, the Trademark License Agreement and the Technology License and Marketing Agreement.

Borse Dubai and DIFX will not be entitled to indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power and authority) unless the aggregate amount of damages incurred by such party for which indemnification is available exceeds an amount equal to $1,800,000. The aggregate amount of Nasdaq’s liability for indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power and authority) will not exceed $180,000,000.

Borse Dubai and DIFX’s right to make claims for indemnification with respect to breaches of representations and warranties (other than those regarding private placement, corporate existence and power and authority) will survive for a period of 12 months following the closing, and with respect to breaches of the representations and warranties specified in the previous clause, will survive indefinitely.

The foregoing summary of the OMX Transaction Agreement, the DIFX Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full texts of the OMX Transaction Agreement and the DIFX Transaction Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	OMX Transaction Agreement, dated as of November 15, 2007, among The Nasdaq Stock Market, Inc., Borse Dubai Limited and BD Stockholm AB.

10.2	DIFX Transaction Agreement, dated as of November 15, 2007, among The Nasdaq Stock Market, Inc., Borse Dubai Limited and Dubai International Financial Exchange Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ STOCK MARKET, INC.

By:	/s/ Edward S. Knight
Name:	Edward S. Knight
Title:	Executive Vice President and General Counsel

Dated: November 16, 2007